SCUDDER SECURITIES TRUST

                    Notice of Special Meeting of Shareholders

To the Shareholders of
Scudder Development Fund,
Scudder Small Company Value Fund,
Scudder 21st Century  Growth Fund
and Scudder Micro Cap Fund:

Please take notice that a Special Meeting of Shareholders of Scudder Securities Trust (the "Trust"), consisting of Scudder Development Fund, Scudder Small Company Value Fund, Scudder 21st Century Growth Fund and Scudder Micro Cap Fund (the "Funds") has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154 on Monday, December 2, 1996, at 1:00 p.m., eastern time, for the following purposes:

     (1) To elect eight Trustees to hold office until their respective successors shall have been duly elected and qualified;

     (2) To ratify or reject the action taken by the Board of Trustees in selecting Coopers & Lybrand L.L.P. as independent accountants for the Funds.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of shares of beneficial interest of the Funds at the close of business on October 4, 1996 are entitled to vote at the meeting and at any adjournments thereof.

                                              By Order of the Board of Trustees,
October 15, 1996                                  THOMAS F. McDonough, Secretary

--------------------------------------------------------------------------------
IMPORTANT--We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card(s) may save the Trust the necessity and expense of further solicitations to ensure a quorum at the Special Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                            SCUDDER SECURITIES TRUST


                                                345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 225-5163

                                                                October 15, 1996

To the Shareholders:

     A Special Meeting of Shareholders of Scudder Securities Trust (the "Trust"), consisting of Scudder Development Fund, Scudder Small Company Value Fund, Scudder 21st Century Growth Fund and Scudder Micro Cap Fund (the "Funds") is to be held at 1:00 p.m., eastern time, on Monday, December 2, 1996, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Shareholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed.

     At the Special Meeting the shareholders will elect Trustees of the Trust and consider the ratification of the selection of Coopers & Lybrand L.L.P. as the Funds' independent accountants. In addition, the shareholders present will hear a report on the Funds. There will be an opportunity to discuss matters of interest to you as a shareholder.

     Your Fund's Trustees recommend that you vote in favor of each of the foregoing matters.

                                                                   Respectfully,
                                                                /s/Daniel Pierce
                                                                   Daniel Pierce
                                                                       President

--------------------------------------------------------------------------------
SHAREHOLDERS ARE URGED TO SIGN THE PROXY CARD(S) AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                                SCUDDER SECURITIES TRUST
                                    345 PARK AVENUE
                                NEW YORK, NEW YORK 10154
                                    PROXY STATEMENT
                                        General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Scudder Securities Trust (the "Trust") for use at the Special Meeting of Shareholders of Scudder Development Fund, Scudder Small Company Value Fund, Scudder 21st Century Growth Fund and Scudder Micro Cap Fund (the "Funds"), to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Monday, December 2, 1996 at 1:00 p.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Special Meeting of Shareholders and the proxy card are first being mailed to shareholders on or about October 15, 1996, or as soon as practicable thereafter. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Trust at the principal executive office of the Trust, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust.

     The presence at any shareholders' meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Funds from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) which require the approval of a plurality and majority, respectively, of shares voting at the Meeting.

     Shareholders of the Funds will vote together on the matters set forth in this Proxy Statement. Holders of record of shares of beneficial interest of the Funds at the close of business on October 4, 1996 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. Shares of the Funds outstanding on the Record Date were as follows:

               Fund                                      Shares
               ----                                      ------
       Scudder Development Fund                        25,462,612
       Scudder Small Company Value Fund                 3,143,869
       Scudder 21st Century Growth Fund                   227,115
       Scudder Micro Cap Fund                           1,617,674

     The Funds provide periodic reports to all shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for Scudder Development Fund and Scudder Small Company Value Fund, without charge, by calling (800) 225-2470 or writing the Funds at P.O. Box 2291, Boston, Massachusetts 02107-2291. As of the Shareholder Meeting date, Scudder 21st Century Growth Fund and Scudder Micro Cap Fund will not have completed a fiscal year.
                                (1) ELECTION OF TRUSTEES

     Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominees listed below as Trustees of the Trust to serve until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If a nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Trustees to replace such nominee. The Board of Trustees recommends that shareholders vote in favor of the election of the nominees listed below.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the nominees as a Trustee of the Trust. With the exception of Ms. Quirk, each of the nominees is now a Trustee of the Trust. Unless otherwise noted, each of the nominees has engaged in the principal occupation or employment listed in the following table for more than five years, but not necessarily in the same capacity.


                               Present Office with the
                              Trust, if any; Principal                         Shares
                              Occupation or Employment         Year First   Beneficially
                            and Directorships in Publicly       Became a       Owned on            Percent
 Name (Age)                        Held Companies                Trustee  August 31, 1996(1)@      of Class
 ----------                        --------------                -------  -------------------      --------

 Daniel Pierce (62)*      President;  Chairman  of  the  Board    1988     Development Fund:      less than
                          and  Managing  Director  of Scudder,             41,417(2)              1/4 of 1%
                          Stevens  &  Clark,  Inc.;  Director,
                          Fiduciary  Trust  Company  (bank and             Small Company Value
                          trust    company)   and    Fiduciary             Fund: 0                   --
                          Company   Incorporated   (bank   and
                          trust  company).  Mr.  Pierce serves             Micro Cap Fund: 0         --
                          on the  boards of an  additional  45
                          funds managed by Scudder.


                                       2



                               Present Office with the
                              Trust, if any; Principal                         Shares
                              Occupation or Employment         Year First   Beneficially
                            and Directorships in Publicly       Became a       Owned on            Percent
 Name (Age)                        Held Companies                Trustee  August 31, 1996(1)@      of Class
 ----------                        --------------                -------  -------------------      --------

 Paul Bancroft III (66)   Venture  Capitalist  and  Consultant    1982     Development Fund:  0
                          (1988   until   present);    Retired                                       --
                          President,  Chief Executive  Officer             Small Company Value
                          and  Director,  Bessemer  Securities             Fund: 0
                          Corp. (private investment  company);                                       --
                          Director:    Albany   International,             Micro Cap Fund: 0
                          Inc.     (paper     machine     belt                                       --
                          manufacturer),  Western Atlas,  Inc.
                          (diversified    oil   services   and
                          industrial  automation  company) and
                          Measurex  Corp.   (process   control
                          systems   company).   Mr.   Bancroft
                          serves   on   the   boards   of   an
                          additional   14  funds   managed  by
                          Scudder.

 Thomas J. Devine         Consultant.  Mr.  Devine  serves  on    1982     Development Fund:      less than
     (69)                 the  boards  of  an   additional  16             4,164(3)               1/4 of 1%
                          funds managed by Scudder.
                                                                           Small Company Value
                                                                           Fund: 0                    --

                                                                           Micro Cap Fund: 0          --

 Keith R. Fox             President,       Exeter      Capital    1996     Development Fund:      less than
     (42)                 Management    Corporation   (private             205(4)                 1/4 of 1%
                          equity  investment  firm).  Mr.  Fox
                          serves   on   the   boards   of   an             Small Company Value    less than
                          additional  eight  funds  managed by             Fund: 529(5)           1/4 of 1%
                          Scudder.
                                                                           Micro Cap Fund: 0          --

 Dudley H. Ladd           Managing    Director   of   Scudder,    1996     Development Fund: 0        --
     (51)#*               Stevens  &  Clark,   Inc.  Mr.  Ladd
                          serves   on   the   boards   of   an             Small Company Value
                          additional   21  funds   managed  by             Fund: 0                    --
                          Scudder.
                                                                           Micro Cap Fund:  0         --


                                       3

                               Present Office with the
                              Trust, if any; Principal                         Shares
                              Occupation or Employment         Year First   Beneficially
                            and Directorships in Publicly       Became a       Owned on            Percent
 Name (Age)                        Held Companies                Trustee  August 31, 1996(1)@      of Class
 ----------                        --------------                -------  -------------------      --------


 Dr. Wilson Nolen         Consultant;   Director,   Ecohealth,    1982     Development Fund:      less than
     (69)                 Inc.  (biotechnology  company).  Dr.             19,091                 1/4 of 1%
                          Nolen  serves  on the  boards  of an
                          additional   15  funds   managed  by             Small Company Value    less than
                          Scudder.                                         Fund: 1,401            1/4 of 1%

                                                                           Micro Cap Fund:
                                                                           4,149(6)                 0.67%


 Kathryn L. Quirk (43)*   Vice    President    and   Assistant     --      Development Fund: 0        --
                          Secretary;   Managing   Director  of
                          Scudder, Stevens & Clark, Inc.   Ms.             Small Company Value
                          Quirk serves  on the  board  of  one             Fund: 0                    --
                          fund managed by Scudder.
                                                                           Micro Cap Fund: 0          --


 Dr. Gordon               Professor  Emeritus  of  Accounting,    1982     Development Fund: 597  less than
 Shillinglaw (71)         Columbia  University Graduate School                                    1/4 of 1%
                          of Business.  Dr. Shillinglaw serves             Small Company Value
                          on the  boards of an  additional  15             Fund: 416              less than
                          funds managed by Scudder.                                               1/4 of 1%
                                                                           Micro Cap Fund:
                                                                           412(7)                 less than
                                                                                                  1/4 of 1%



                                   Sole              Shared           Sole voting
                                 investment         investment          but no
 All Trustees and Officers       and voting         and voting        investment                  Percent
 as a group                        power             power              power(8)      Total       of Class
 ----------                        -----             -----              --------      -----       --------

          Development Fund            22,572            63,279           344,968        430,819      1.89%
          Small Company Value
             Fund                      2,346              0              103,830        106,176      3.50%
          21st Century Growth
             Fund                        0                0                 0              0          --
          Micro Cap Fund               4,561              0               4,561          4,561     less than
                                                                                                      1%



@    21st Century Growth Fund commenced operations on September 9, 1996.


* Nominees considered by the Trust and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940) of the Trust or of the Funds' investment adviser, Scudder, Stevens & Clark, Inc. Messrs. Ladd and Pierce, and Ms. Quirk are deemed to be "interested persons" because of their affiliation with the Funds' investment adviser, or because they are Officers of the Funds or both.


#  Mr. Ladd is a member of the Executive Committee of the Trust.

(1) The information as to beneficial ownership is based on statements furnished to the Trust by the nominees and Trustees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2) Mr. Pierce's total shares in Development Fund include 5,156 shares owned by members of his family and 36,261 shares held in a fiduciary capacity as to which he shares investment and voting power.

(3) Mr. Devine's total shares in Development Fund are owned by members of his family with whom he shares investment and voting power.

(4)  Mr. Fox's shares in Development Fund were purchased on September 16, 1996.

(5) Mr. Fox's shares in Small Company Value Fund were purchased on September 16, 1996.

(6)  Dr. Nolen's shares in Micro Cap Fund were purchased on September 5, 1996.

(7) Dr. Shillinglaw's shares in Micro Cap Fund were purchased on September 9, 1996.

(8) Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as trustee.

     Certain accounts for which the Adviser acts as investment adviser owned 2,647,881 shares in the aggregate or 11.63% of the outstanding shares of Development Fund on August 31, 1996. The Adviser may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.


     Certain accounts for which the Adviser acts as investment adviser owned 267,551 shares in the aggregate or 8.82% of the outstanding shares of Small Company Value Fund on August 31, 1996. The Adviser may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     Certain accounts for which the Adviser acts as investment adviser owned 43,636 shares in the aggregate or 7.56% of the outstanding shares of Micro Cap Fund on August 31, 1996. The Adviser may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.


     Except as noted above, to the best of each Fund's knowledge, as of August 31, 1996, no other person owned beneficially more than 5% of any of the Fund's outstanding voting securities.

Responsibilities of the Board--Board and Committee Meetings

     The Board of Trustees is responsible for the general oversight of the Funds' business. A majority of the Board's members are not affiliated with Scudder. These "Independent Trustees" have primary responsibility for assuring that a Fund is managed in the best interests of its shareholders.

     The Board of Trustees meets at least quarterly to review the investment performance of a Fund and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to Scudder and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, a Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by Scudder and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Funds' independent public accountants and by independent legal counsel selected by the Independent Trustees.

     All of the Independent Trustees serve on the Committee on Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects the Funds' independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.


     The Independent Trustees met 20 times during the fiscal year ended June 30, 1996, including Board and Committee meetings and meetings to review a Fund's contractual arrangements as described above. All of the Independent Trustees attended at least 76.5% of such meetings.


Honorary Trustees

     Robert W. Lear, Robert G. Stone, Jr. and Edmund R. Swanberg serve as Honorary Trustees of the Trust. Honorary Trustees are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board.

Executive Officers


     In addition to Mr. Pierce and Ms. Quirk, Nominees who are also Officers of the Trust, the following persons are Executive Officers of the Trust:


                                            Present Office with the Trust;                 Year First
             Name (Age)                 Principal Occupation or Employment(1)         Became an Officer (2)
             ----------                 -----------------------------------           -----------------
 Peter Chin (54)                     Vice President; Principal of Scudder,                    1993
                                     Stevens & Clark, Inc.
 James M. Eysenbach (34)             Vice President; Vice President of Scudder,               1996
                                     Stevens & Clark, Inc.
 Philip S. Fortuna (39)              Vice President; Managing Director of                     1995
                                     Scudder, Stevens & Clark, Inc.
 Jerard K. Hartman (63)              Vice President; Managing Director of                     1986
                                     Scudder, Stevens & Clark, Inc.
 Thomas W. Joseph (57)               Vice President; Principal of Scudder,                    1986
                                     Stevens & Clark, Inc.
 David S. Lee (62)                   Vice President; Managing Director of                     1976
                                     Scudder, Stevens & Clark, Inc.
 Roy C. McKay (53)                   Vice President; Managing Director of                     1990
                                     Scudder, Stevens & Clark, Inc.
 Thomas F. McDonough (49)            Vice President and Secretary; Principal of               1984
                                     Scudder, Stevens & Clark, Inc.
 Pamela A. McGrath (42)              Vice President and Treasurer; Managing                   1990
                                     Director of Scudder, Stevens & Clark, Inc.
                                     Present Office with the Trust;



                                       6

             Year First
             Name (Age)                 Principal Occupation or Employment(1)         Became an Officer (2)
             ----------                 -----------------------------------           -----------------
 Edward J. O'Connell (51)            Vice President and Assistant Treasurer;                  1987
                                     Principal of Scudder, Stevens & Clark, Inc.
 Richard W. Desmond (60)             Assistant Secretary; Vice President of                   1984
                                     Scudder, Stevens & Clark, Inc.
 Coleen Downs Dinneen (35)           Assistant Secretary; Vice President of                   1992
                                     Scudder, Stevens & Clark, Inc.


(1) Unless otherwise stated, all Executive Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.


(2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Trust.



Compensation of Trustees


     The Independent Trustees receive the following compensation from the Trust: an annual trustee's fee of $4,000; a fee of $400 for attendance at each Board meeting, audit committee meeting, or other meeting held for the purposes of considering arrangements between the Fund and the Adviser or any affiliate of the Adviser; $150 for any other committee meeting (although in some cases the Independent Trustees have waived committee meeting fees); and reimbursement of expenses incurred for travel to and from Board and Committee Meetings. No additional compensation is paid to any Independent Trustees for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, service on special trustee task forces or subcommittees or service as lead or liaison trustee. Independent Trustees do not receive any employee benefits such as pension, retirement, or health insurance.


     The Independent Trustees also serve in the same capacity for other funds managed by the Adviser. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 1995 from Scudder Securities Trust and from all Scudder Funds as a group.


                     Name              Scudder Securities Trust*           All Scudder Funds
                     ----              -------------------------           -----------------
          Paul Bancroft III                      $10,350               $142,067         (15 funds)
          Thomas J. Devine                       $10,350               $146,267         (17 funds)
          Keith R. Fox                              $0**                 $1,686          (2 funds)
          Dr. Wilson Nolen                        $9,950               $148,342         (16 funds)
          Dr. Gordon Shillinglaw                 $10,750               $102,097         (15 funds)
          Robert G. Stone                        $10,350            $144,302***         (15 funds)


* Scudder Securities Trust consists of four mutual funds: Scudder Development Fund, Scudder Small Company Value Fund, Scudder 21st Century Growth Fund and Scudder Micro Cap Fund. Scudder Micro Cap Fund and Scudder 21st Century Growth Fund commenced operations on August 12, 1996 and September 9, 1996, respectively.
**   Mr. Fox became a Trustee for the Trust on January 1, 1996.

*** This amount does not reflect $6,788 in pension or retirement benefits accrued as part of Fund Complex expenses, and $6,000 in estimated annual benefits payable upon retirement. Retirement benefits accrued and proposed are to be paid to Mr. Stone as additional compensation for serving on the Board of The Japan Fund, Inc.


     Members of the Board of Trustees who are employees of Scudder or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of Scudder, which in turn receives an investment advisory fee from the Fund.

Required Vote

     Election of each of the listed nominees for Trustee requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. The Board of Trustees recommends that shareholders vote in favor of each of the nominees.

           (2) RATIFICATION OR REJECTION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS

     At a meeting held on June 4, 1996, for Scudder Micro Cap Fund and Scudder 21st Century Growth Fund, and September 4, 1996 for Scudder Development Fund and Scudder Small Company Value Fund, all members of the Board of Trustees, including a majority of the Non-Interested Trustees, selected Coopers & Lybrand L.L.P. as the Funds' independent accountants for the fiscal year ending June 30, 1997 for Scudder Development Fund and for the fiscal year ending August 31, 1997 for Scudder Small Company Value Fund, Scudder 21st Century Growth Fund and Scudder Micro Cap Fund, to examine the Funds' books and accounts and to certify the Funds' financial statements. Coopers & Lybrand L.L.P. are independent accountants and have advised the Trust that they have no direct financial interest or material indirect financial interest in the Trust. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

     Scudder Development Fund's financial statements for the fiscal year ended June 30, 1996, and Scudder Small Company Value Fund and Scudder Micro Cap Fund's financial statements for the fiscal year ended August 31, 1996 were audited by Coopers & Lybrand L.L.P. In connection with its audit services, Coopers &
Lybrand L.L.P. reviews the financial statements included in the Funds' semiannual and annual reports and their filings with the Securities and Exchange Commission.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. The Board of Trustees recommends that shareholders ratify the selection of Coopers & Lybrand L.L.P. as independent accountants.

                             ADDITIONAL INFORMATION

Investment Adviser

     Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder's subsidiary, Scudder Investor Services, Inc., Two International Place, Boston, MA 02110, acts as the principal underwriter for shares of registered open-end investment companies. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments,

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

industrial corporations and financial and banking organizations.

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is the President and Chief Executive Officer of Scudder. Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, Dudley H. Ladd*, John T. Packard+++, Cornelia M. Small#, Kathryn L. Quirk# and Stephen A. Wohler* are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Daniel Pierce, Juris Padegs and Edmond D. Villani in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and the Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals own nonvoting stock.

Other Matters

     The Board of Trustees does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournments thereof in accordance with their best judgment.

     Please complete and sign the enclosed proxy card(s) and return it in the envelope provided so that the Meeting may be held and action may be taken, with the greatest possible number of shares participating, on the matters described in this Proxy Statement. This will not preclude your voting in person if you attend the Meeting.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by Officers of the Trust, personnel of Scudder or an agent of the Funds for compensation. The expenses connected with the solicitation of proxies and with any further proxies which may be solicited will be borne by the Funds. The Funds will reimburse banks, brokers and other persons holding the Funds' shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting are not received by December 2, 1996, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such


---------------------------
*   Two International Place, Boston, Massachusetts
#   345 Park Avenue, New York, New York
+++ 101 California Street, San Francisco, California
@ Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Funds.

Shareholder Proposals

     Shareholders wishing to submit proposals for inclusion in a proxy statement for any subsequent shareholders' meeting should send their written proposals to Thomas F. McDonough, Secretary of the Trust, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154, within a reasonable time before the solicitation of proxies for such shareholders' meeting. The timely submission of a proposal does not guarantee its inclusion.

345 Park Avenue                                By Order of the Board of Trustees
New York, New York 10154                       THOMAS F. MCDONOUGH
                                               Secretary

October 15, 1996

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

PROXY                      SCUDDER SECURITIES TRUST                      PROXY

                   THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

                   Special Meeting of Shareholders?--December 2, 1996

   The undersigned hereby appoints Dr. Wilson Nolen, Dudley Ladd and Daniel Pierce and each of them, the proxies for the undersigned, with the power of substitution to each of them, to vote all shares of Scudder Securities Trust consisting of Scudder Development Fund, Scudder Small Company Value Fund, Scudder 21st Century Growth Fund and Scudder Micro Cap Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders of Scudder Securities Trust, to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on December 2, 1996 at 1:00 p.m., eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each item listed below.

1.   The election of Trustees;

FOR all nominees listed below
(except as marked to the contrary below)   /_/

WITHHOLD AUTHORITY
to vote for all nominees listed below      /_/

Nominees: Daniel Pierce, Paul Bancroft III, Thomas J. Devine, Keith R. Fox,
  Dudley H. Ladd, Dr. Wilson Nolen, Kathryn L. Quirk and Dr. Gordon Shillinglaw.


     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

2.   Ratification of the selection of Coopers & Lybrand L.L.P.
     as independent accountants.          FOR /_/      AGAINST /_/    ABSTAIN/_/

The proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

                              Please sign exactly as your name or names appear. When igning as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                              -------------------------------------------------
                                          (Signature of Shareholder)


                              -------------------------------------------------
                                     (Signature of joint owner, if any)


                              Date________________________________________, 1996




                      PLEASE SIGN AND RETURN IN ENCLOSED ENVELOPE
                                 NO POSTAGE IS REQUIRED

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